COMMON STOCK AND WARRANT PURCHASE AGREEMENT

Between

ImageDoc USA, Inc.

and

Global Casinos, Inc.

COMMON STOCK AND WARRANT PURCHASE AGREEMENT dated as of July 14, 2010 (the “Agreement”), between Global Casinos, Inc., a corporation organized and existing under the laws of the State of Utah (the “Investor”), and ImageDoc USA, Inc., a corporation organized and existing under the laws of the State of Colorado (the “Company”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase Common Stock and Warrants (as defined below).

WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) (“Section 4(2)”) of the United States Securities Act of 1933, as amended, and Regulation D (“Regulation D”) and the other rules and regulations promulgated thereunder (the “Securities Act”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in the securities to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Certain Definitions

Section 1.1

“Capital Shares” shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2

“Capital Shares Equivalents” shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3

“Closing Date” shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1 (c) hereto) and the Closing shall have occurred.

Section 1.4

“Common Stock” shall mean the Company’s common stock, no par value per share, to be purchased by Investor under the Agreement.

Section 1.5

“Damages” shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.6

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.7

“Legend” shall mean the legend set forth in Section 9.1.

Section 1.8

“Market Price” on any given date shall mean the volume weighted average bid price on the Principal Market (as reported by Bloomberg L.P.) of the Common Stock on the five (5) Trading Days ending on the Trading Day immediately prior to the date for which the Market Price is to be determined.

Section 1.9

“Material Adverse Effect” shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

Section 1.10

“Outstanding” when used with reference to shares of Common Stock or Capital Shares (collectively the “Shares”), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that “Outstanding” shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.11

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.12

“Principal Market” shall mean the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the NASDAQ Stock Exchange Capital Markets, or the NASDAQ Stock Exchange Global Market, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.13

“Purchase Price” shall mean $120,000.

Section 1.14

“Regulation D” shall have the meaning set forth in the recitals of this Agreement.

Section 1.15

“SEC” shall mean the United States Securities and Exchange Commission.

Section 1.16

“Section 4(2)” shall have the meaning set forth in the recitals of this Agreement.

Section 1.17

“Securities Act” shall have the meaning set forth in the recitals of this Agreement.

Section 1.18

“Disclosure Documents” shall mean all financial statements, business plans, executive summaries, forecasts and other information provided by the Company to Investor.

Section 1.19

“Shares” shall mean the Company’s Common Stock, no par value.

Section 1.20

“Trading Day” shall mean any day during which the Principal Market at such day shall be open for business.

Section 1.21

“Warrants” shall mean common stock purchase warrants each entitling the holder to purchase for a period of five (5) years a share of Common Stock of the Company at an exercise price of $.20 per share.

ARTICLE II

Purchase and Sale of Common Stock

Section 2.1

Investment.

(a)

Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase, for an aggregate Purchase Price of up to $120,000 (the “Maximum Purchase Price”), up to an aggregate of 2.566 million shares of Common Stock and Warrants exercisable to purchase an additional 400,000 shares of Common Stock (collectively the “Securities”).

(b)

Upon satisfaction of the conditions set forth in Section 2.1(c), the purchase and sale of the Securities shall occur in multiple Closings, at each of which the Investor shall purchase a portion of the Securities in consideration of payment of a pro rata proportion of the Maximum Purchase Price. The parties shall undertake successive Closings until August 31, 2010 (the “Termination Date”), when this Agreement shall terminate.  Should any portion of the Maximum Purchase Price remain unpaid as of the Termination Date (the “Unpurchased Securities”), all rights of Investor to purchase the Unpurchased Securities shall be deemed expired, null and void.

(c)

Each Closing is subject to the satisfaction of the following conditions:

(i)

acceptance and execution by the Company and by the Investor of this Agreement and all Exhibits hereto;

(ii)

all representations and warranties of the Investor contained herein shall remain true and correct as of the Closing Date, and all covenants required of the Investor to perform, satisfy or comply with shall have been fully complied with or performed in all material respects as of the Closing Date (as a condition to the Company’s obligations);

(iii)

all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date, and all covenants required of the Company to perform, satisfy or comply with shall have been fully complied with or performed in all material respects as of the Closing date (as a condition to the Investor’s obligations);

(iv)

the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Common Stock, or shall have the availability of exemptions therefrom;

(v)

the sale and issuance of the Common Stock hereunder, shall be legally permitted by all laws and regulations to which the Investor and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

(vi)

there shall have occurred no event which, in the opinion of the Investors has had or has the potential of having a Material Adverse Effect on the Company, its assets, prospects or operations.

ARTICLE III

Representations and Warranties of Investor

The Investor severally represents and warrants to the Company that:

Section 3.1

Intent.  The Investor is entering into this Agreement for its own account; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2

Sophisticated and Accredited Investor.  The Investor is an accredited investor (as defined in Rule 501 of Regulation D) and Investor has such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Common Stock.  The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

Section 3.3

Authority.  This Agreement and each agreement, the forms of which are attached as Exhibits hereto which are required to be executed by Investor, have been duly authorized, validly executed and delivered by the Investor and are valid and binding agreements of the Investor enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 3.4

Not an Affiliate.  The Investor is not an officer, director or “affiliate” (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5

Absence of Conflicts.  The execution and delivery of this Agreement and the agreements the forms of which are attached as Exhibits hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6

Disclosure; Access to Information.  The Investor has received all documents, records, books and other publicly available information pertaining to Investor’s investment in the Company that have been requested by the Investor.  Investor acknowledges that the Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed or received copies of all of the Disclosure Documents.  The Investor has not relied on any oral representations of the Company, any of its officers, directors or representatives, and the Investor is not relying on any information about the Company that is not contained in this Agreement, the attachments or the SEC documents in making its investment decision.

Section 3.7

Manner of Sale.  At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising by the Company.

Section 3.8

Residency.

The state of residency set forth opposite Investor's name on Exhibit A is the lawful residence of Investor and has not been used to circumvent the securities regulations of any state or jurisdiction.

Section 3.9

Legends.  The Investor acknowledges that the Common Stock is being offered and sold by the Company pursuant to exemptions from the registration requirements of state and federal law and as a consequence, the securities have not been registered under the Securities Act or any applicable state law.  Unless otherwise provided below, each certificate representing the securities will bear the following legend or equivalent (the “Legend”):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S.  SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Section 3.10

No Other Legend or Stock Transfer Restrictions.  No legend other than the one specified in Section 3.8 has been or shall be placed on the share certificates representing the Common Stock and no instructions or “stop transfer orders,” so called “stock transfer restrictions,” or other restrictions have been or shall be given to the Company’s transfer agent with respect thereto other than as expressly set forth in this Article III.

Section 3.11

Investors’ Compliance.  Nothing in this Article shall affect in any way the Investors’ obligations under any agreement, law or regulation to comply with all applicable securities laws upon resale of the Common Stock.

ARTICLE IV

Representations and Warranties of the Company

The Company represents and warrants to the Investor that:

Section 4.1

Organization of the Company.  The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Colorado and has all requisite corporate authority to own its properties and to carry on its business as now being conducted.  The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other active business entity except as set forth in the Disclosure Documents.  The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2

Authority.  (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue the Common Stock, (ii) the execution, issuance and delivery of this Agreement and the Common Stock by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or shareholders is required, and (iii) this Agreement and the Common Stock certificates have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.  The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code.  The Company agrees, without cost or expense to the Investor, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. § 362.

Section 4.3

Capitalization.  The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, no par value per share, of which 25,288,253 shares are issued and outstanding as of the Closing Date, excluding the Common Stock and Warrants issuable hereunder. As of the Closing Date, the Company will have issued and outstanding Capital Share Equivalents exercisable to purchase an additional 3,781,015 shares of Common Stock.  Except as set forth in Exhibit 4.3 hereto, there are no other outstanding Capital Shares Equivalents.  All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4

Common Stock.  The Company has undertaken to register its Common Stock pursuant to Section 12(g) of the Exchange Act and once so registered, will maintain full compliance with all reporting requirements of the Exchange.

Section 4.5

Disclosure Documents.  The Company has delivered or made available to the Investors true and complete copies of its historical financial statements and Business Plan (the “Disclosure Documents”).  The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.  As of their respective dates, the Disclosure Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Disclosure Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments).  Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the Disclosure Documents, financial statements or the notes thereto included in the Disclosure Documents or was not incurred in the ordinary course of business consistent with the Company’s past practices since the last date of such financial statements.

Section 4.6

Exemption from Registration; Valid Issuances.  Subject to the continuing accuracy of  Investors’ representations in Article III, the sale of the Common Stock and Warrants will not require registration under the Securities Act and/or any applicable state securities law.  The Common Stock to be issued at the Closing Date shall be validly issued, fully paid and non-assessable.  Neither the sales of the Common Stock, nor the Company’s performance of its obligations under this Agreement will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Common Stock or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company.  The Common Stock shall not subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7

No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor any of its Affiliates nor, to its knowledge, any person acting on its or their behalf has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Common Stock.

Section 4.8

Corporate Documents.  The Company has furnished or made available to the Investor true and correct copies of the Company’s Articles of Incorporation, as amended and in effect on the date hereof (the “Articles”), and the Company’s By-Laws, as amended and in effect on the date hereof (the “By-Laws”).

Section 4.9

No Conflicts.  Except as set forth on Schedule 4.9, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Common Stock do not and will not (i) result in a violation of the Company’s Articles or By-Laws, (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) to the Company’s knowledge, result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor to its knowledge is the Company otherwise in violation of or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect).  The business of the Company is not, to its knowledge, being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singularly or in the aggregate would not have a Material Adverse Effect.  The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock  in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of each Investor herein.

Section 4.10

No Material Adverse Change.  Since December 31, 2009 no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the Disclosure Documents.

Section 4.11

No Undisclosed Events or Circumstances.  Since December 31, 2009, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Disclosure Documents or in this Agreement.

Section 4.12

Not Used.

Section 4.13

Litigation and Other Proceedings.  Except as disclosed in the Disclosure Documents or on Schedule 4.13 hereto, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect.  Except as set forth in the Disclosure Documents and in Schedule 4.13, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.14

Material Non-Public Information.  Except as described in Schedule 4.14, the Company has not disclosed to any Investor any material non-public information that (i) if disclosed, could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.15

Insurance.  The Company maintains property and casualty, general liability, workers’ compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with the Company’s historical claims experience and comparable industry standards.  The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.16

Tax Matters.

(d)

The Company has filed all Tax Returns which it is required to file under applicable laws, except where the failure to file any Tax Return would not have a Material Adverse Effect on the Company; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, shareholder, creditor or other third parties; and since December 31, 2009, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

(e)

No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction.  There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority.  There are no material unresolved questions or claims concerning the Company’s Tax liability.  The Company (A) has not executed or entered into a closing agreement pursuant to § 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to § 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company.  The Company has not been a United States real property holding corporation within the meaning of § 897(c)(2) of the Internal Revenue Code during the applicable period specified in § 897(c)(1)(A)(ii) of the Internal Revenue Code.

(f)

The Company has not made an election under § 341(f) of the Internal Revenue Code.  The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. § 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise.  The Company is not a party to any tax sharing agreement.  The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under § 280G of the Internal Revenue Code.

(g)

For purposes of this Section 4.17:

“IRS” means the United States Internal Revenue Service.

“Tax” or “Taxes” means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

“Tax Return” means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.17

Property.  Neither the Company nor any of its subsidiaries owns any real property except as disclosed in the Disclosure Documents.  Except as described in Schedule 4.17, each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and, except as set forth in Schedule 4.17, to the Company’s knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

Section 4.18

Intellectual Property.  Except as disclosed in the Disclosure Documents or in Exhibit 4.18 hereto, each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business as now being conducted.  To the Company’s knowledge, except as disclosed in the Disclosure Documents, neither the Company nor any of its subsidiaries is infringing upon or is in conflict with any right of any other person with respect to any Intangibles.  Except as disclosed in the Disclosure Documents, no claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.19

Not Used.

Section 4.20

Payments and Contributions.  Neither the Company nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.21

No Misrepresentation.  No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE V

Covenant of the Investor

The Investor covenants and agrees with the Company as follows:

Section 5.1

Compliance with Law.  The Investor’s trading activities with respect to shares of the Company’s Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company’s Common Stock is listed.

Section 5.2

Disclosure by the Company.

This Agreement requires the Investor to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the offering, which includes, without limitation, determining the Investor’s eligibility to purchase the securities under the applicable securities laws, preparing and registering certificates representing Common Stock and completing filings required by any stock exchange or securities regulatory authority. The Investor’s personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities and (b) any of the other parties involved in the offering, including legal counsel and may be included in record books in connection with the offering. By executing this Agreement, the Investor is deemed to be consenting to the foregoing collection, use and disclosure of the information. The Investor also consents to the filing of copies or originals of this Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

ARTICLE VI

Covenants of the Company

Section 6.1

Securities Act Registration.  The Company hereby agrees to use best efforts to register for distribution the shares of Common Stock purchased by Investor pursuant to this Agreement. Such undertaking shall be governed by a Registration Rights Agreement substantially in the form of Exhibit 6.1 hereto.

Section 6.2

Exchange Act Registration.  The Company will cause its Common Stock to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all material respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until each Investor has disposed of all of its Registrable Securities.

Section 6.3

Legends.  The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

Section 6.4

Corporate Existence.  The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.5

Consolidation; Merger.  The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a “Consolidation Event”) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investor such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

Section 6.6

Private Offering Exemption.  The sale of the Common Stock and Warrants shall be made in reliance upon the provisions and requirements of Section 4(2) and/or Regulation D of the Securities Act and any applicable state securities law.  The Company shall make all necessary SEC and “blue sky” filings required to be made by the Company in connection with the sale of the securities to the Investor as required by all applicable Laws, and shall provide a copy thereof to the Investor promptly after such filing.

ARTICLE VII

Survival; Indemnification

Section 7.1

Survival.  The representations, warranties and covenants made by each of the Company and the Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby.  In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2

Indemnity.

(a)

The Company hereby agrees to indemnify and hold harmless the Investor, its Affiliates and their respective officers, directors, partners and members (collectively, the “Investor Indemnitees”), from and against any and all Damages, in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

(i)

any material (i) misrepresentation; (ii) omission of fact or (iii) breach of any of the Company’s representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

(ii)

any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

(b)

The Investor hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the “Company Indemnitees”), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

(i)

any material misrepresentation, omission of fact, or breach of any of the Investor’s representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; or

(ii)

any failure by the Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3

Notice.  Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.3 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to Section 7.3 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4

Direct Claims.  In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party.  If the Indemnifying Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in Article X.  Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

ARTICLE VIII

Choice of Law

Section 8.1

Governing Law/Arbitration.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made in Colorado by persons domiciled in Boulder and without regard to its principles of conflicts of laws.  Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the Colorado Uniform Arbitration Act in Boulder, Colorado and shall be finally and conclusively determined by the decision of an arbitrator appointed as described in that Act.  The arbitrator shall meet on consecutive business days in Boulder, Colorado, and shall reach and render a decision in writing with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed.  In connection with rendering its decisions, the arbitrator shall adopt and follow the laws of the State of Colorado.  To the extent practical, decisions of the arbitrator shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto.  The arbitrator shall cause its written decision to be delivered to all parties involved in the dispute.  Any decision made by the arbitrator (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction.  The non-prevailing party to any arbitration, as determined by the arbitrator) shall pay the expenses of the prevailing party including reasonable attorney’s fees, in connection with such arbitration.

ARTICLE IX

Assignment; Entire Agreement

Section 9.1

Assignment.  The Investor’s interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who makes the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V.  Notwithstanding such assignment, the Investor shall continue to be liable for the performance of the obligations of Investor under this Agreement and the Warrants.

ARTICLE X

Notices

Section 10.1

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	ImageDoc USA, Inc. 4945 Lima Street Denver, CO 80239
if to the Investor:	Global Casinos, Inc. c/o Clifford Neuman, President 1507 Pine Street Boulder, CO 80302 Telephone: (303) 449-2100 Facsimile: (303) 440-1045
with a copy to: (shall not constitute notice)	Clifford Neuman, Esq. 1507 Pine Street Boulder, CO 80302 Telephone: (303) 449-2100 Facsimile: (303) 440-1045

Either party hereto may from time to time change its address or facsimile number for notices under this Section 10.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this Section 10.1.

ARTICLE XI

Miscellaneous

Section 11.1

Counterparts/ Facsimile/ Amendments.  This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.  Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original.  This Agreement may be amended only by a writing executed by all parties.

Section 11.12

Entire Agreement.  This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Warrant and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.  The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 11.3

Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 11.4

Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 11.5

Reporting Entity for the Common Stock.  The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto.  The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 11.6

Replacement of Certificates.  Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Common Stock and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company’s transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 11.7

Fees and Expenses.  Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Investor’s counsel as may be otherwise provided for herein.

Section 11.8

Brokerage.  Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party.  The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

IMAGEDOC USA, INC.

By:

/s/ John Jenkins

John Jenkins, CEO

GLOBAL CASINOS, INC.

By:

/s/ Clifford L. Neuman

Clifford L. Neuman, President

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